UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 11, 2003

Commission file number 333-43157

NORTHLAND CABLE TELEVISION, INC.

(Exact name of registrant as specified in its charter)

STATE OF WASHINGTON	91-1311836

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

AND SUBSIDIARY GUARANTOR:

NORTHLAND CABLE NEWS, INC.

(Exact name of registrant as specified in its charter)

STATE OF WASHINGTON	91-1638891

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

101 STEWART STREET, SUITE 700

SEATTLEWASHINGTON	98101

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 621-1351

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes   [X]  No  [  ]

This filing contains 10 pages. Exhibits index appears on page 10.

NORTHLAND CABLE TELEVISION, INC. AND SUBSIDIARY

Item 2. Disposition of Assets

On March 11, 2003, Northland Cable Television, Inc. (the “Company”) sold the operating assets and franchise rights of its cable system in and around the community of Port Angeles, Washington (the “Port Angeles System”). The Port Angeles System was sold at a price of approximately $11,375,000 of which the Company received approximately $10,800,000 at closing. The sales price was adjusted at closing for the proration of certain revenues and expenses and approximately $575,000 will be held in escrow and released to the Company one year from the closing of the transaction. Substantially all of the proceeds were used to pay down amounts outstanding under the Company’s Senior Credit Facility.

The Port Angeles System represents approximately 5,700 basic subscribers or approximately 5.3% of the Company’s total basic subscribers served. For the nine months ended September 30, 2002, the Port Angeles System represented approximately 5.3% of the Company’s total revenues and approximately 6.3% of the Company’s income from operations.

The sale was made pursuant to an offer by Wave Division Networks, LLC, which was formalized in a Purchase and Sale Agreement dated October 28, 2002. Based on the offer made by Wave Division Networks, LLC, management determined that acceptance would be in the best economic interest of the Company. The sale was not a result of declining or deteriorating operations nor was it necessary to create liquidity or reduce outstanding debt. It is the opinion of management that the Company could have continued existing operations and met all obligations as they became due.

		Sequentially
Item 7.	Financial Statements, Pro Forma Financial Statements and Exhibits	Numbered Page

(a)	Financial Statements
	None
(b)	Pro Forma Financial Statements
	Introduction	4
	Unaudited Balance Sheet as of September 30, 2002	5
	Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2002	6
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2001	7
	Notes to Unaudited Financial Statements	8
(c)	Exhibits
	Purchase and Sale Agreement between Northland Cable Television, Inc. and Wave Division Networks, LLC dated October 28, 2002

NORTHLAND CABLE TELEVISION, INC. AND SUBSIDIARY

PRO FORMA FINANCIAL STATEMENTS
(Unaudited)

     The accompanying unaudited pro forma financial statements for the year ended December 31, 2001 and nine months ended September 30, 2002, have been prepared to present the effect of the sale by Northland Cable Television, Inc. of substantially all of the Port Angeles System operating assets and franchises to Wave Division Networks, LLC.

     The pro forma statements reflect the disposition as of September 30, 2002 for balance sheet purposes and as if such disposition had occurred on January 1, 2001 for income statement purposes.

     The pro forma financial statements have been prepared by Management and are based upon the historical financial statements of the Company. Pro forma adjustments are described in the accompanying notes. The pro forma statements of operations may not be indicative of the results of operations that actually would have occurred if the transactions had been in effect as of the beginning of the respective periods nor do they purport to indicate the results of future operations of the Company. The pro forma financial statements should be read in conjunction with the audited and unaudited financial statements and notes thereto of Northland Cable Television, Inc., as previously reported in the Company’s Form 10-K/A for the year ended December 31, 2001 and Form 10-Q/A for the nine months and three months ended September 30, 2002.

NORTHLAND CABLE TELEVISION, INC. AND SUBSIDIARY
(A wholly owned subsidiary of Northland Telecommunications Corporation)
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET - (UNAUDITED)

September 30, 2002

	As Reported	After Sale

	Northland Cable	Pro Forma		Pro Forma
	Television, Inc.	Adjustments		Combined

ASSETS
Current Assets:
Cash	$3,977,243	$(35,722)	a	$3,941,521
Due from affiliates	995,797	—		995,797
Accounts receivable	2,339,130	(145,012)	a	2,194,118
Prepaid expenses	691,297	(25,530)	a	665,767

Total current assets	8,003,467	(206,264)		7,797,203
Investment in Cable Television Properties:
Property and equipment, net of accumulated depreciation	55,259,839	(2,392,110)	a	52,867,729
Franchise agreements, net of accumulated amortization	53,393,281	(8,294)	a	53,384,987
Goodwill, net of accumulated amortization	3,937,329	—		3,937,329
Other intangible assets, net of accumulated amortization	3,583,588	—		3,583,588

Total investment in cable television properties	116,174,037	(2,400,404)		113,773,633

Total assets	$124,177,504	$(2,606,668)		$121,570,836

LIABILITIES AND SHAREHOLDER’S DEFICIT
Current Liabilities:
Accounts payable	$268,784	$—		$268,784
Accrued expenses	8,658,779	(188,823)	a	8,469,956
Converter deposits	127,231	(775)	a	126,456
Subscriber prepayments	1,745,470	(29,865)	a	1,715,605
Due to affiliates	162,428	(29,902)	a	132,526
Current portion of notes payable	1,387,959	(193,320)	a	1,194,639
Interest rate swap agreements	206,177	—		206,177

Total current liabilities	12,556,828	(442,685)		12,114,143
Notes payable	167,643,223	(10,117,096)	a	157,526,127

Total liabilities	180,200,051	(10,559,781)		169,640,270

Shareholder’s Deficit:
Common stock (par value $1.00 per share, authorized 50,000 shares; 10,000 shares issued and outstanding) and additional paid-in capital	12,359,377	—		12,359,377
Accumulated deficit	(68,381,924)	7,953,113	a	(60,428,811)

Total shareholder’s deficit	(56,022,547)	7,953,113		(48,069,434)

Total liabilities and shareholder’s deficit	$124,177,504	$(2,606,668)		$121,570,836

NORTHLAND CABLE TELEVISION, INC. AND SUBSIDIARY
(A wholly owned subsidiary of Northland Telecommunications Corporation)
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
AND COMPREHENSIVE INCOME - (UNAUDITED)
NINE MONTHS ENDED SEPTEMBER 30, 2002

	As Reported	After Sale

	Northland Cable	Pro Forma		Pro Forma
	Television, Inc.	Adjustments		Combined

Service revenues	$45,998,690	$(2,437,717)	b	$43,560,973
Expenses:
Cable system operations (exclusive of depreciation and amortization shown below)	17,429,116	(954,404)	b	16,474,712
General and administrative	6,670,094	(343,505)	b	6,326,589
Management fees paid to Parent	2,299,934	(121,886)	b	2,178,048
Depreciation and amortization	7,973,371	(284,127)	c	7,689,244

Total operating expenses	34,372,515	(1,703,922)		32,668,593

Income from operations	11,626,175	(733,795)		10,892,380
Other income (expense):
Interest expense	(12,318,498)	603,296	d	(11,715,202)
Interest income and other, net	37,977	—		37,977
Unrealized gain on interest rate swap agreements	1,981,411	—		1,981,411
Loss on disposal of assets	(259,297)	—		(259,297)

	(10,558,407)	603,296		(9,955,111)

Net income	1,067,768	(130,499)		937,269

Other comprehensive loss:
Reclassification of accumulated other comprehensive income to unrealized gain on interest rate swaps	(268,000)	—		(268,000)

Other comprehensive loss	(268,000)	—		(268,000)

Total comprehensive income	$799,768	$(130,499)		$669,269

NORTHLAND CABLE TELEVISION, INC. AND SUBSIDIARY
(A wholly owned subsidiary of Northland Telecommunications Corporation)
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
AND COMPREHENSIVE LOSS - (UNAUDITED)
YEAR ENDED DECEMBER 31, 2001

	As Reported	After Sale

	Northland Cable	Pro Forma		Pro Forma
	Television, Inc.	Adjustments		Combined

Service revenues	$62,067,659	$(3,360,950)	b	$58,706,709
Expenses:
Cable system operations (exclusive of depreciation and amortization shown below)	22,119,572	(1,165,425)	b	20,954,147
General and administrative	9,966,491	(486,207)	b	9,480,284
Management fees paid to Parent	3,103,383	(168,047)	b	2,935,336
Depreciation and amortization	20,737,176	(315,496)	c	20,421,680

Total operating expenses	55,926,622	(2,135,175)		53,791,447

Income from operations	6,141,037	(1,225,775)		4,915,262
Other income (expense):
Interest expense	(18,522,714)	935,866	d	(17,586,848)
Interest income and other, net	(54,783)	—		(54,783)
Unrealized loss on interest rate swap agreements	(2,187,587)	—		(2,187,587)
Gain on disposal of assets	12,759,329	—		12,759,329

	(8,005,755)	935,866		(7,069,889)

Net loss	(1,864,718)	(289,909)		(2,154,627)

Other comprehensive income (loss):
Cumulative effect of change in accounting principle	689,000	—		689,000
Reclassification of accumulated other comprehensive income to unrealized loss on interest rate swaps	(421,000)	—		(421,000)

Other comprehensive income	268,000	—		268,000

Total comprehensive loss	$(1,596,718)	$(289,909)		$(1,886,627)

NORTHLAND CABLE TELEVISION, INC. AND SUBSIDIARY

NOTES TO PRO FORMA FINANCIAL STATEMENTS
(Unaudited)

1.   The pro forma financial statements show the adjustments for the disposition of certain operating assets and franchises to Wave Division Networks, LLC. The adjustments reflect the sale as if such disposition had occurred on September 30, 2002 for balance sheet purposes and January 1, 2001 for income statement purposes. The pro forma adjustments for the transaction are as follows:

(a)  The balance sheet as of September 30, 2002 reflects the sale of assets and reduction of the Company’s Senior Credit Facility.

(b)  To eliminate revenues and operating expenses for the Port Angeles System.

(c)  To eliminate depreciation and amortization for the Port Angeles System.

(d)  To eliminate interest expense for the reduction in indebtedness.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHLAND CABLE TELEVISION INC. AND SUBSIDIARY

Dated:	3-25-03	BY:	/s/	GARY S. JONES

Gary S. Jones ( President)

INDEX TO EXHIBITS

Sequentially
Numbered
Exhibit Number	Description	Page

10.26	Purchase and Sale Agreement between Northland Cable Television, Inc., and Wave Division Networks, LLC	1 - 66